PROSPECTUS

September 30, 2025

NEOS Nasdaq-100® High Income ETF (QQQI)

as revised November 10, 2025

a series of NEOS ETF Trust

Principal U.S. Listing Exchange: Nasdaq Stock Market LLC

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Information — NEOS Nasdaq 100® High Income ETF

Investment Objective

The NEOS Nasdaq-100® High Income ETF (the “Fund”) seeks to generate high monthly income in a tax efficient manner with the potential for equity appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, sell, and hold shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries,, which are not reflected in the tables or the examples below. Please contact your financial intermediary about whether such fees may apply to your transactions.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.68%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$69
3	$218
5	$379
10	$847

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. For the fiscal year ended May 31, 2025, the Fund’s portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in a portfolio of stocks that make up the Nasdaq-100® Index (the “Nasdaq-100®” or the “Reference Index”) and a call options strategy, that consists of written (sold) call options on the Nasdaq-100® Index (“NDX® call options”). The Fund seeks to generate high monthly income from the premiums earned from the NDX® call options as well as the dividends received from the Fund’s equity holdings. The Adviser may under certain circumstances enter a call spread strategy where it purchases long (bought) calls in addition to the written (sold) call options. The Adviser will seek to generate a net-credit in the call spread. The net credit is the difference between the premium received by the Fund from the sale of the call options and the cost of buying the long, out-of-the-money NDX® call options. The goal of the NDX® options strategy is to generate high monthly income in a tax efficient manner. The strategy also offers the potential for upside participation when the underlying equity index appreciates. The Fund seeks tax efficient returns by utilizing index options such as NDX® call options that qualify as “Section 1256 Contracts.” If such options are held at year end, the Fund will receive favorable tax treatment on such investments. Under Internal Revenue Code rules, they will be deemed as if they were sold at fair market value on the last business day of the tax year. If the Section 1256 Contracts produce a capital gain or loss, such gain or loss on the Contracts open at the end of the year, or terminated during the year, are treated as 60% long term gains and 40% short term gains. Such favorable tax treatment is regardless of how long the Contracts were held. The Fund may seek to take advantage of tax loss harvesting opportunities on its NDX® call options and/or equity positions. This can be accomplished by taking investment losses from certain equity and/or options positions to offset realized taxable gains of equities and/or options.

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities, or derivative instruments linked to securities, of companies that are included in the Reference Index. For purposes of the 80% policy, the value of such derivative instruments shall be determined on a daily mark-to-market basis.

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The Nasdaq-100® is a market capitalization weighted index comprised of the securities of 100 of the largest non-financial companies listed on The Nasdaq Stock Market LLC based on market capitalization. Such securities may include companies domiciled domestically or internationally (including in emerging markets), and may include common stocks, ordinary shares, depositary receipts representing interests in non-U.S. companies, and tracking stocks. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Reference Index concentrates in an industry or group of industries.

The Fund will generally invest in the Nasdaq-100, meaning the Fund will generally invest in all of the component securities of the Nasdaq-100 in the same approximate proportions as in the Nasdaq-100 (often called a “replication strategy).” However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Nasdaq-100® whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Nasdaq-100® as a whole, when NEOS Investment Management, LLC, the Fund’s investment adviser (the “Adviser”), believes it is in the best interests of the Fund (e.g., when replicating the Nasdaq-100® involves practical difficulties or substantial costs, a Nasdaq-100® constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Nasdaq-100®).

From time to time, the Adviser actively manages the written and purchased call options prior to their expiration in an attempt to capture gains and minimize losses due to the movement of the Nasdaq-100® Index.

The Fund’s options strategy typically consists of written (sold) call options on the Nasdaq-100® on up to 100% of the value of the equity securities held by the Fund, with the goal of generating premium from such options. The Fund may use a portion of this premium to buy out-of-the-money call options on the Nasdaq-100®, which would potentially provide upside equity participation when the Nasdaq-100® appreciates.

The Fund expects the total value of the written call options and the total value of the purchased call options to each be up to 100% of the Fund’s net assets. The Fund may use a portion of the premium received from writing call options to purchase out-of-the-money call options. Call options written by the Fund will typically have a strike price that is close to the current price of the reference asset, and if call options are purchased by the Fund they will typically have a strike price that is higher than the current price of the Reference Index asset.

The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

The Fund intends to be diversified in approximately the same proportion as the Reference Index is diversified. The Fund may be “non-diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as a result of a change in relative market capitalization or index weighting of one or more constituents of the Reference Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Reference Index. As of the date of this Prospectus, the Reference Index is non-diversified, and therefore as of that same date, the Fund is managed as non-diversified solely in accordance with the Reference Index.

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Neos Investment Management LLC (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100 Index®, NDX®, Nasdaq-100®, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of Nasdaq-100 Index® or any data included therein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the product(s), or any other person or entity from the use of the Nasdaq-100 Index® or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100 Index® or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

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Principal Risks of Investing in the Fund

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. Because the Nasdaq-100® Index has been concentrated in the information technology sector, the Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the Nasdaq-100® above the exercise prices of such options, but will continue to bear the risk of declines in the value of the Nasdaq-100®. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.

Options Risk. There are risks associated with the sale and purchase of call and put options. As a seller (writer) of a put option, the Fund will tend to lose money if the value of the reference index or security falls below the strike price. As the seller (writer) of a call option, the Fund will tend to lose money if the value of the reference index or security rises above the strike price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option.

Absence of Prior Active Market Risk. While the Fund’s Shares are listed on The Nasdaq Stock Market, LLC (the “Exchange”), there can be no assurance that an active trading market for Shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in Shares.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

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Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Concentration Risk. The Fund may invest in up to 100% of the constituents of the Nasdaq-100®, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Cybersecurity Risk. The computer systems, networks and devices used by the Funds and their service providers to carry out routine business operations employ a variety of protections designed to limit damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Funds and their service providers, systems, networks, or devices potentially can be breached. Each Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact each Fund’s business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate its NAV; impediments to trading; the inability of each Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to limit any cybersecurity breaches in the future.

Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the U.S. equity securities held by the Fund. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Large Capitalization Companies Risk. Stocks of large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better or worse than the stock market in general. These periods have in the past lasted as long as several years.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares, or may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment. Redemptions of a large number of Fund shares could require the Fund to dispose of assets to meet the redemption requests, which can accelerate the realization of taxable income and/or capital gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such year.

Market and Geopolitical Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for the Shares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the Shares trading at a premium or discount to the Fund’s net asset value (“NAV”).

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Non-Diversification Risk. To the extent the Fund is non-diversified, it may invest a larger portion of its assets in a limited number of companies than a diversified fund.  In such circumstances, a change in the value of one or a few issuers’ securities will therefore affect the value of the Fund more than if it was a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

Underlying Investment Company Risk. The Fund may invest in the securities of other investment companies including ETFs. If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Underlying Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. In addition, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third- party service providers.

Performance

The Fund does not have a full calendar year of performance and therefore, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information are mailed to shareholders semi-annually. Updated performance information is available at no cost by visiting the Fund’s website at www.neosfunds.com

Management

Investment Adviser

NEOS Investment Management, LLC

Portfolio Managers

Garrett Paolella, Managing Partner and Portfolio Manager of the Adviser

Troy Cates, Managing Partner and Portfolio Manager of the Adviser

Purchase and Sale of Fund Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in a large, specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with the Fund’s distributor (“Distributor”). Creation Unit transactions are typically conducted in exchange for a portfolio of securities closely approximating the holdings of the Fund and/or cash.

Investors

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than or less than NAV.

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Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

The Fund seeks tax efficient returns by utilizing index options that receive favorable tax treatment under Internal Revenue Code rules because they qualify as “Section 1256 Contracts.” Under these rules, each section 1256 contract held by the Fund at year end is treated as if it were sold at fair market value on the last business day of the tax year. If the Section 1256 contracts produce capital gain or loss, gains or losses on the Section 1256 contracts open at the end of the year, or terminated during the year, are treated as 60% long term and 40% short term, regardless of how long the contracts were held. Recently proposed regulations seek to interpret what types of swap agreements are to be treated as notional principal contracts rather than as section 1256 contracts. When finalized, these regulations could result in the Fund having to treat more of its income on swap agreements and more of the distributions made to shareholders as ordinary income and less as long-term capital gains.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

More Information About the Fund

Investment Objective

The Fund seeks to generate high monthly income in a tax efficient manner with the potential for equity appreciation.

Additional Information About Investment Strategies

The Fund is an actively-managed ETF that seeks to achieve its investment objective by investing in a portfolio of stocks that make up the Nasdaq-100® Index (which is the Reference Index) and a call options strategy, which consists of a mix of written (sold) call options and long (bought) call options on the Nasdaq-100® Index. The Fund seeks to generate high income on a monthly basis from the premiums earned from the options as well as the dividends received from the Fund’s equity holdings. The options strategy seeks to generate a net-credit, meaning that the premium received from the sale of the call options will be greater than the cost of buying the long, out-of-the-money call options. The options strategy is intended to generate high monthly income in a tax efficient manner, with the potential for upside participation when the underlying equity index appreciates. Opportunistically, the Fund may seek to take advantage of tax loss harvesting opportunities on the options and/or equity positions.

The Nasdaq-100® is a market capitalization weighted index comprised of the securities of 100 of the largest non-financial companies listed on The Nasdaq Stock Market LLC based on market capitalization. Such securities may include companies domiciled domestically or internationally (including in emerging markets), and may include common stocks, ordinary shares, depositary receipts representing interests in non-U.S. companies, and tracking stocks. The Fund will concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to approximately the same extent that the Reference Index concentrates in an industry or group of industries.

The Fund will generally invest in the Nasdaq-100®, meaning the Fund will generally invest in all of the component securities of the Nasdaq-100® in the same approximate proportions as in the Nasdaq-100® (often called a “replication strategy).” However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Nasdaq-100® whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Nasdaq-100® as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Nasdaq-100® involves practical difficulties or substantial costs, a Nasdaq-100® constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Nasdaq-100®).

The Fund’s adviser utilizes a proprietary, rules-based, systematic model to manage the Fund’s options positions. The Fund’s adviser may actively manage the written and purchased call options prior to expiration to potentially capture gains and minimize losses due to the movement of the Nasdaq-100® Index.

The Fund’s options strategy typically consists of at least two components: (i) written (sold) call options on the Nasdaq-100® on up to 100% of the value of the equity securities held by the Fund to generate premium from such options, and (ii) using a portion of the premium received to buy out-of-the-money call options on the same Reference Index to provide the potential for upside equity participation when the underlying index appreciates.

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Short Call Options. When the Fund sells a short call option it creates a contract between the option writer (the Fund) and the option buyer (counterparty). The writer of the call option receives an amount (premium) for writing the option. The contract provides the counterparty with the right to buy the underlying asset for a pre-specified price (strike price) by a pre-specified date (expiration date). However, no obligation is created for the counterparty, who is not forced to buy the underlying asset (exercising the option) by the expiration date. If the price of the underlying asset is greater than the strike price at the expiration date, the counterparty will exercise their option. This obligates the writer to sell the asset to the counterparty (buyer) at the pre-specified price, which will be at a price below the market price, resulting in a loss for the writer and an equivalent profit for the holder. If the price of the underlying asset is lower than or equal to the strike price at the expiration date, the counterparty (buyer) will not exercise its option. It will expire as worthless, which results in a profit for the writer and an equivalent loss for the holder.

Long Call Options. When the Fund purchases a long call option, it creates a contract between option buyer (the Fund) and the option seller (counterparty). The Fund pays an amount (premium) to a counterparty for the right to buy shares of the underlying asset for a pre-specified price (strike price) until a pre-specified date (expiration date). The Fund has no obligation to exercise the call option by the expiration date. In the event the underlying asset appreciates in value above the strike price, the Fund may exercise its call option and will be entitled to receive the difference between the value of the underlying asset and the strike price, minus the initial premium that the Fund paid for the call option. If the underlying asset closes below the strike price at the expiration date, the call option may expire worthless, and the Fund’s loss is limited to the amount of premium it paid for the long call option.

The Fund’s Board of Trustees may change the Fund’s investment objective, 80% Policy and the Reference Index upon which the Fund seeks to track its performance without shareholder approval upon 60 days’ prior written notice to shareholders.

The Fund may engage in active and frequent trading of portfolio securities in implementing its principal investment strategies.

The Fund intends to be diversified in approximately the same proportion as the Reference Index is diversified. The Fund may be “non-diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as a result of a change in relative market capitalization or index weighting of one or more constituents of the Reference Index. As a “non-diversified” fund, the Fund can invest a greater percentage of its assets in a small group of issuers or in any one issuer than a diversified fund can. Shareholder approval will not be sought when the Fund crosses from diversified to non-diversified status due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Reference Index. As of the date of this Prospectus, the Reference Index is non-diversified, and therefore as of that same date, the Fund is managed as non-diversified solely in accordance with the Reference Index

Under normal circumstances, at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities, or derivative instruments linked to securities, of companies that are included in the Reference Index. For purposes of the 80% policy, the value of such derivative instruments shall be determined on a daily mark-to-market basis.

Additional Information About the Fund’s Principal Risks

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in the Fund’s summary.

Investors in the Fund should be willing to accept a high degree of volatility in the price of the Fund’s Shares and the possibility of significant losses. An investment in the Fund involves a substantial degree of risk. Therefore, you should consider carefully the following risks before investing in the Fund.

Sector Risk. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Information Technology Sector Risk. Because the Nasdaq-100® Index has been concentrated in the information technology sector, the Fund may be sensitive to changes in, and its performance may depend to a greater extent on, the overall condition of the information technology sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent protection and the expiration of patents may adversely affect the profitability of these companies.

Covered Call Option Writing Risk. By writing covered call options, in return for the receipt of premiums, the Fund will give up the opportunity to benefit from potential increases in the value of the Nasdaq-100® above the exercise prices of such options, but will continue to bear the risk of declines in the value of the Nasdaq-100®. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the securities underlying the options will be limited while the options are in effect unless the Fund cancels out the option positions through the purchase of offsetting identical options prior to the expiration of the written options. Exchanges may suspend the trading of options in volatile markets. If trading is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to do so, which may increase the risk of tracking error.

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Derivatives Risk. The Fund’s use of derivatives may reduce the Fund’s returns or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives may also be subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. Counterparty risk for over-the-counter (“OTC”) derivatives is generally higher than that for derivatives traded on an exchange or through a clearing house. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the value of the underlying asset, the performance of the asset class to which the Fund seeks exposure or the performance of the overall markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, or movements between the time of periodic reallocations of Fund assets, which losses are potentially unlimited. Certain derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. The impact of U.S. and global regulation of derivatives may make derivatives more costly, may limit the availability of derivatives, may delay or restrict the exercise by the Fund of termination rights or remedies upon a counterparty default under derivatives held by the Fund (which could result in losses), or may otherwise adversely affect the value or performance of derivatives.

Options Risk. The Fund may lose the entire put option premium paid if the underlying security does not decrease in value at expiration. Put options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility. Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position.

Absence of Prior Active Market Risk. While the Fund’s Shares are listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained. The Fund’s distributor does not maintain a secondary market in Shares.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Adviser and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability of the Fund to achieve its investment objective.

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Concentration Risk. The Fund may invest in up to 100% of the constituents of the Nasdaq-100®, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Cybersecurity Risk. The computer systems, networks and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to limit damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact each Fund’s business operations, potentially resulting in financial losses; interference with each Fund’s ability to calculate its NAV; impediments to trading; the inability of each Fund, the adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

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Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Funds invest; counterparties with which the Funds engage in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for a Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to limit any cybersecurity breaches in the future.

Issuer Risk. Changes in the financial condition or credit rating of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security’s or instrument’s value. The values of securities of smaller, less well-known issuers can be more volatile than those of larger issuers. Issuer-specific events can have a negative impact on the value of the Fund.

Large Capitalization Companies Risk. Stocks of large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better or worse than the stock market in general. These periods have in the past lasted as long as several years.

Large Shareholder and Large-Scale Redemption Risk. Certain shareholders, including an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, a market maker, or another entity, may from time to time own or manage a substantial amount of Fund shares or may invest in the Fund and hold its investment for a limited period of time. These shareholders may also pledge or loan Fund shares (to secure financing or otherwise), which may result in the shares becoming concentrated in another party. There can be no assurance that any large shareholder or large group of shareholders would not redeem their investment or that the size of the Fund would be maintained. Redemptions of a large number of Fund shares by these shareholders may adversely affect the Fund’s liquidity and net assets. To the extent the Fund permits redemptions in cash, these redemptions may force the Fund to sell portfolio securities when it might not otherwise do so, which may negatively impact the Fund’s NAV, have a material effect on the market price of the Shares and increase the Fund’s brokerage costs and/or accelerate the realization of taxable income and/or gains and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. The Fund also may be required to sell its more liquid Fund investments to meet a large redemption, in which case the Fund’s remaining assets may be less liquid, more volatile, and more difficult to price. To the extent these large shareholders transact in shares on the secondary market, such transactions may account for a large percentage of the trading volume for the shares of the Fund and may, therefore, have a material upward or downward effect on the market price of the Shares. In addition, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, diluting its investment returns.

Market and Geopolitical Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, war, terrorism, regulatory events, governmental or quasi-governmental actions, and public health emergencies. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The value and growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss.

Market Trading Risk. The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in secondary markets, the existence of extreme market volatility or potential lack of an active trading market for Shares may result in Shares trading at a significant premium or discount to NAV. The NAV of Shares will fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to the Fund’s NAV.

Trading Issues. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Non-Diversification Risk. To the extent that the Fund intends to invest in a variety of securities and instruments, the Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance. However, the Fund intends to satisfy the diversification requirements for qualifying as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

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Portfolio Turnover Risk. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

Tax Risk. The Fund invests in derivatives. The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset. Derivatives may produce taxable income and taxable realized gain. Derivatives may adversely affect the timing, character and amount of income the Fund realizes from its investments. As a result, a larger portion of the Fund’s distributions may be treated as ordinary income rather than as capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the Fund.

Underlying Investment Company Risk. The Fund may invest in the securities of other investment companies including ETFs. If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

The acquisition of shares of the Fund by registered investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act of 1940, as amended, except as may be permitted by exemptive rules under the Investment Company Act of 1940, as amended (the “1940 Act”) or as permitted by an exemptive order obtained by the Trust that permits registered investment companies to invest in the Fund beyond the limits of Section 12(d)(1), subject to certain terms and conditions, including that the registered investment company enter into an agreement with the Fund regarding the terms of the investment. The SEC recently adopted changes to the regulatory framework for fund of funds arrangements. New Rule 12d1-4 permits other investment companies to invest in the Fund beyond the limits in Section 12(d)(1), subject to similar conditions.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset and from the value used by the Reference Index, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities or other assets in the Fund’s portfolio may change on days or during time periods when shareholders will not be able to purchase or sell the Fund’s shares. In addition, for purposes of calculating the Fund’s NAV, the value of assets denominated in non-U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one or more data service providers. This conversion may result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Reference Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Reference Index. Authorized Participants who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received had the Fund not fair-valued securities or used a different valuation methodology. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

Other Risks

The following section provides information regarding certain other risks of investing in the Fund.

Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for Shares based on trading volume and market liquidity and is generally lower if the Fund’s Shares have more trading volume and market liquidity and higher if the Fund’s Shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling Shares, including bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

Operations. The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate for those risks that they are intended to address.

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Changes in Investment Objective or Policies

The Fund’s Board of Trustees (the “Board”) may change the Fund’s investment objective and/or its 80% policy, both of which are non-fundamental, without shareholder approval upon 60 days’ written notice to shareholders. The Fund’s other investment policies and strategies may be changed by the Board without shareholder approval unless otherwise provided in this prospectus or in the Statement of Additional Information.

Temporary Defensive Investments

The Fund may take temporary defensive positions that are inconsistent with its normal investment policies and strategies—for instance, by allocating assets to cash, cash equivalent investments or other less volatile instruments — in response to adverse or unusual market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

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Manager-of-Managers Order

The Trust and the Adviser may seek to obtain an exemptive order from the SEC that permits the Adviser, with the Board’s approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval. The exemptive order would permit the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval if the Adviser and the Board believe such action will benefit the Fund and its shareholders. There is no guarantee that the Trust or the Adviser would receive such relief from the SEC.

Disclosure of Portfolio Holdings

The Fund’s portfolio holdings will be disclosed each day on its website at www.Neosfunds.com. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information (SAI).

Fund Management

The Adviser

NEOS Investment Management, LLC, located at 13 Riverside Ave, Westport, CT 06880 serves as the investment adviser to the Fund. The Adviser is a Delaware limited liability company formed in 2022 to provide investment advisory services to registered investment companies. As of September 5, 2025, the Adviser has approximately $12.8 billion in assets under management.

The Adviser is responsible for the Fund’s investment operations and its business affairs. Pursuant to a management agreement between the Trust and the Adviser with respect to the Fund (“Management Agreement”) and subject to the general oversight of the Board, the Adviser provides or causes to be furnished all supervisory and other services reasonably necessary for the operation of the Fund, including audit, portfolio accounting, legal, transfer agency, custody, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and other non-distribution-related services under what is essentially an all-in fee structure. Under the Management Agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the management fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

The Adviser is paid a monthly unitary management fee at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.68%. For the fiscal year ended May 31, 2025, the Fund paid 0.68% of its average daily net assets to the Adviser.

A discussion regarding the Board of Trustees’ approval of the Management Agreement with respect to the Fund is available in the Fund’s Form N-CSR filing for the fiscal year ended May 31, 2024.

Portfolio Managers

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Garrett Paolella (since January 2024) and Troy Cates (since January 2024).

Garrett Paolella. Mr. Paolella is a Co-Founder and Managing Partner of the Adviser, with an established background in the asset management industry. Mr. Paolella is also the Chairman of the Trust. Prior to co-founding the Adviser, Mr. Paolella held C-level roles at Harvest Volatility Management, Horizons ETFs Management, and Recon Capital – a firm which he started and later sold to Mirae Asset Global Investments. Prior to those roles, Mr. Paolella was an Executive Director at MKM Partners, a Research, Sales and Trading Firm based in Stamford, CT. Mr. Paolella holds a Bachelor of Science degree in Finance from the Gabelli School of Business at Roger Williams University.

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Troy Cates. Mr. Cates is a Co-Founder and Managing Partner of the Adviser with over 25 years of experience in trading and portfolio management. He is the Vice Chairman of the Trust. Prior to co-founding the Adviser, Mr. Cates was Managing Director at Harvest Volatility Management, where he helped manage and trade the firm’s institutional portfolios and ETFs, along with guiding the development of the firm’s exchange-traded products. Before his role at Harvest, Mr. Cates served as Managing Director, Head of Trading, and Portfolio Manager at Horizons ETF Management U.S., Partner and Head of Trading at Recon Capital, Executive Director at MKM Partners, and as a market maker at Spencer Trask. Mr. Cates holds a B.S. in Business Administration from SUNY Albany.

Shareholder Information

Determination of NAV

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the NYSE. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities are based on the securities’ closing prices on their local principal markets, where available. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Prices obtained by an outside independent pricing service use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. If a market quotation for a security is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security at the time the Fund calculates its NAV, the security will be fair valued by the Adviser, in accordance with the Adviser’s valuation policies and procedures approved by the Board of Trustees of the Trust. The Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations where the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its Shares, the value of the Fund’s portfolio securities may change on days when the Fund shareholder will not be able to purchase or sell his or her Shares.

Buying and Selling Exchange-Traded Shares

Authorized Participants

The Fund issues and redeems Shares at NAV only in Creation Units. Only APs may acquire Shares directly from the Fund, and only APs may tender their Shares for redemption directly to the Fund, at NAV. APs must be (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a Depository Trust Company (“DTC”) participant (as discussed below). In addition, each AP must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Investors

Individual Fund shares may only be bought and sold in the secondary market through a broker or dealer at a market price. Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because the Fund’s shares trade at market prices rather than net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the bid-ask spread). Information on the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads, is available on the Fund’s website (www.Neosfunds.com).

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Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. DTC or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” through your brokerage account.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur at any point. Broker dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund shares pursuant to this Prospectus.

For More Information:

Existing Shareholders or Prospective Investors

NEOS Nasdaq-100® High Income ETF
c/o Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Dealers

NEOS Nasdaq-100® High Income ETF
c/o Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Distribution and Service Plan

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

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Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

Distributions

Dividends and Distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly.

The Fund will distribute net realized capital gains, if any, at least annually. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution.

Annual Statements

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend”

At the time you purchase your Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Dividend Reinvestment Service

Brokers may make available the Depository Trust Company book-entry dividend reinvestment service to their customers who own Fund Shares. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole Shares of the Fund purchased on the secondary market. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require Fund shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund purchased in the secondary market.

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Tax Information

Tax Considerations

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Shares or receive them in cash. For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your Shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions

The Fund intends to distribute, at least monthly, substantially all of its net investment income and any net realized capital gains at least annually. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her Shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by the Fund as “qualified dividend income” are generally taxed to noncorporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

U.S. individuals with income exceeding specified thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (generally including capital gains distributions and capital gains realized on the sale of Shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders, such as estates and trusts, whose gross income as adjusted or modified for tax purposes exceeds certain threshold amounts.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in the Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable even though it may economically represent a return of a portion of your investment. Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by the Fund will generally be subject to a U.S. withholding tax at the rate of 30% unless a lower treaty rate applies. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

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The Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from the Fund.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. The ability to deduct capital losses may be limited.

Taxes on Purchases and Redemptions of Creation Units

An Authorized Participant having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging Authorized Participant’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging Authorized Participant’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The Internal Revenue Service may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an Authorized Participant who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less.

The information in this section “Tax Information” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended May 31, 2025 and the fiscal period ended May 31, 2024 has been audited by the Fund’s independent registered public accounting firm, Cohen & Company, Ltd., whose report, along with the Fund’s financial statements, are included in the Fund’s annual report dated May 31, 2025, which is available upon request.

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Financial Highlights	NEOS Nasdaq-100® High Income ETF

	Year Ended May 31, 2025	Period Ended May 31, 2024(a)
PER SHARE DATA:
Net asset value, beginning of period	$50.42	$50.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.10	0.05
Net realized and unrealized gain (loss) on investments(c)	7.12	2.77
Total from investment operations	7.22	2.82

LESS DISTRIBUTIONS FROM:
Net investment income	(0.16)	—
Net realized gains	(0.11)	(0.04)
Return of capital	(7.05)	(2.36)
Total distributions	(7.32)	(2.40)
ETF transaction fees per share	—	0.00 (d)
Net asset value, end of period	$50.32	$50.42
Total return(e)	15.18%	5.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$1,778,335	$215,817
Ratio of expenses to average net assets(f)	0.68%	0.68%
Ratio of net investment income (loss) to average net assets(f)	0.19%	0.30%
Portfolio turnover rate(e)(g)	22%	3%

(a)	Inception date of the Fund was January 30, 2024.
(b)	Net investment income per share has been calculated based on average shares outstanding during the periods.
(c)	Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the periods, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the periods.
(d)	Amount represents less than $0.005 per share.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)	Portfolio turnover rate excludes in-kind transactions.

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Premium/Discount Information

Information regarding how often Shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund during the past four calendar quarters, or since inception, as applicable, can be found at the Fund’s website at www.Neosfunds.com.

Investment Adviser	Independent Registered Public Accounting Firm
NEOS Investment Management, LLC 13 Riverside Ave Westport, CT 06880	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103

Custodian	Transfer Agent
U.S. Bank, N.A. 1555 N. Rivercenter Drive, Suite 302 Milwaukee, WI 53212	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Distributor	Legal Counsel
Foreside Fund Services, LLC 190 Middle Street, Suite 301 Portland, Maine 04101	Thompson Hine LLP 1919 M Street, N.W., Suite 700 Washington D.C., 20036

Disclaimers

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the Shares of the Fund to be issued, or in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares of the Fund in connection with the administration, marketing, or trading of the Shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

Additional Information

This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Fund’s Shares. Information about the Fund can be reviewed on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The SAI is incorporated herein by reference and is legally part of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. These documents and other information concerning the Trust also may be inspected at 13 Riverside Ave Westport, CT 06880. You can also obtain information about the Fund by calling at no cost 833-833-1311.

Investment Company Act file no. 811-23376.

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